EXHIBIT 99.1

CARS Provides Financial Relief and Expands Digital Solutions to Support Dealer Customer Needs During COVID-19

Company Provides COVID-19 Business Update

CHICAGO, March 23, 2020 – Cars.com Inc. (NYSE: CARS) (“CARS”), a leading digital marketplace and solutions provider for the automotive industry, announced today its response in support of dealers during the COVID-19 pandemic.

CARS is offering a robust program of immediate dealer incentives and unique digital solutions aimed at driving dealer profitability, service capabilities and sales to a growing segment of consumers who are seeking more digital car-shopping options such as home delivery, virtual appointments, chat tools and video.

Alex Vetter, president and chief executive officer of CARS, commented, “Our dealer customers are facing unprecedented and uncertain near-term business impacts. Due to the unique circumstances with every customer, we are offering a range of flexible solutions including immediate financial relief as well as expanded digital retail solutions to address today’s shopper needs. Our immediate focus is on helping car shoppers better connect with dealerships and navigate their car-buying process online during this time of social distancing and staying at home. Our customers understand, now more than ever, that a strong digital presence is needed to help weather this storm.”

Vetter continued, “To date, first quarter 2020 results have been tracking in line with internal expectations, with 7 business days remaining. However, the significant uncertainty of the impact of COVID-19 to our customers, business closures across the country and the resulting impact on the broader economy demand that we aggressively respond to support our customers going forward. It is therefore prudent to suspend our 2020 guidance at this time. Our response to help support our dealer partners in the current environment will have a near-term impact on our revenue, and accordingly, we have taken immediate actions to mitigate the impact on our financial performance.”

Customer actions include:

●	Immediate Financial Relief to Dealers: Dealer customers will receive 50% off April and 30% off May and June bills automatically applied across Cars.com and DealerRater.
●

Virtual Retail Solutions: In addition to our existing range of digital solutions that help dealers serve car buyers from home, we have launched a collection of new, no-cost merchandising and digital solutions including Home Delivery and Virtual Appointment badging, chat and video. These products drive traffic and improve dealership digital operations.

●

CARS Cares: We are monitoring the COVID-19 situation in real time and have launched the CARS Cares website to keep our customers up to date on the retail solutions and real-time actions and decisions Cars.com is taking to best service and support them.

●

Federal Aid and Support: We are working with policymakers and industry groups to help dealerships get the local and federal support needed to manage through this time, including federal stimulus and essential business status.

Company actions include:

●	Substantial reduction of expenses.
●

Prudent draw down on our revolving credit facility to provide additional liquidity of $165 million. We maintain strong relationships with our banks, and continue to have ongoing conversations with them on our financial performance and metrics.

Vetter concluded, “As we continue to navigate through this challenging business environment, we remain committed to prudent management of our financial resources and a heightened focus on our stated capital allocation objectives of de-leveraging and continuing to invest in initiatives that connect our dealer and OEM customers to our in-market car shoppers. We believe our actions are aligned with building long-term shareholder value, as well as fortifying our position as the fastest growing online automotive marketplace and true dealer advocates.”

About CARS

CARS is a leading digital marketplace and solutions provider for the automotive industry that connects car shoppers with sellers. Launched in 1998 with the flagship marketplace site Cars.com and headquartered in Chicago, the Company empowers shoppers with the data, resources and digital tools needed to make informed buying decisions and seamlessly connect with automotive retailers. In a rapidly changing market, CARS enables dealerships and OEMs with innovative technical solutions and data-driven intelligence to better reach and influence ready-to-buy shoppers, increase inventory turn and gain market share. In 2018, CARS acquired Dealer Inspire®, an innovative technology company building solutions that future-proof dealerships with more efficient operations, a faster and easier car-buying process, and connected digital experiences that sell and service more vehicles.

CARS properties include Cars.com, DealerRater®, Dealer Inspire®, Auto.com™, PickupTrucks.com® and NewCars.com®. For more information, visit www.Cars.com.

Forward Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws. All statements other than statements of historical facts are forward-looking statements. Forward-looking statements include information concerning the impact of COVID-19 on our industry, our dealer customers and our results of operations, our business strategies, strategic alternatives, plans and objectives, market potential, outlook, trends, future financial performance, planned operational and product improvements, potential strategic transactions, liquidity, including expense reduction and the status of our credit facility, and other matters and involve known and unknown risks that are difficult to predict. As a result, our actual financial results, performance, achievements, strategic actions or prospects may differ materially from those expressed or implied by these forward-looking statements. These statements often include words such as “believe,” “expect,” “project,” “anticipate,” “outlook,” “intend,” “strategy,” “plan,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts,” “mission,” “strive,” “more,” “goal” or similar expressions. Forward-looking statements are based on our current expectations, beliefs, strategies, estimates, projections and assumptions, based on our experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments, current developments regarding the COVID-19 pandemic and other factors we think are appropriate. Such forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by the Company and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. These statements are expressed in good faith and we believe these judgments are reasonable. However, you should understand that these statements are not guarantees of strategic action, performance or results. Our actual results and strategic actions could differ materially from those expressed in the forward-looking statements. Given these uncertainties, forward-looking statements should not be relied on in making investment decisions. Comparisons of results between current and prior periods are not intended to express any future trends, or indications of future performance, unless expressed as such, and should only be viewed as historical data. Whether or not any such forward-looking statement is in fact achieved will depend on future events, some of which are beyond our control.

Forward-looking statements are subject to a number of risks, uncertainties and other important factors, many of which are beyond our control, that could cause our actual results and strategic actions to differ materially from those expressed in the forward-looking statements contained in this press release. For a detailed discussion of many of these and other risks and uncertainties, see our Annual Report on Form 10-K for the year ended December 31, 2019, our subsequent Quarterly Reports on Form 10-Q and our Current Reports on Form 8-K and our other filings with the Securities and Exchange Commission, available on our website at investor.cars.com or via EDGAR at www.sec.gov. All forward-looking statements contained in this press release are qualified by these cautionary statements. You should evaluate all forward-looking statements made in this press release in the context of these risks and uncertainties. The forward-looking statements contained in this press release are based only on information currently available to us and speak only as of the date of this press release. We undertake no obligation, other than as may be required by law, to update or revise any forward-looking or cautionary statements to reflect changes in assumptions, the occurrence of events, unanticipated or otherwise, or changes in future operating results over time or otherwise.

The forward-looking statements in this report are intended to be subject to the safe harbor protection provided by the federal securities laws.

CARS Media Contact:

Marita Thomas

312-601-5692

mthomas@cars.com

CARS Investor Relations Contact:

Kamal Hamid

312-601-5110

khamid@cars.com